Listing Report:Supplement No. 43 dated Sep 01, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 406400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 26.53%	Starting monthly payment:	$298.20

Auction yield range:	14.23% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2006	Debt/Income ratio:	45%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,896	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Andrew2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Credit Cards
Purpose of loan:
This loan will be used to consolidate my four credit cards with balances. I will then close the accounts. I have not managed my credit well since I was first given accounts ? however I have never missed or been late on a payment. To my chagrin, there is a single derogatory account on my credit report that was a medical bill from when I was 17 years old that my divorced parents lost in the shuffle. It was settled as soon as I found out of the situation, however the mark remains.

My financial situation:
I am a good candidate for this loan because I am a hard-working, diligently employed, and about to graduate from the Ohio State University. My current income, even while attending school, is more than enough to pay my expenses and debt down, however it will be easier for me to have a single payment. My employment is new, as you can see, however is in no jeopardy as the company has lost several other managers as they have moved on and has already invested time and money in training me. I will retain this position as long as I desire it. I currently make approximately $20,000 per year with my employer before taxes and receive another $9,000 per year for college expenses from my family. The $9,000 is paid quarterly and is not taxed, so I have attempted to include it in the figures below. I also want to reiterate that maintaining a great credit report is very important to me and as such, I have never failed to make a payment on any account (credit, auto loan, rent, utilities) on time. You will also note that my insurance shows $0 below, this expense is currently provided to me by family as I am still a student for this last year. My graduation is planned for June 2010.

Monthly net income: $ 2285 (after taxes)

Monthly expenses: $ 1377
??Housing: $ 415
??Insurance: $ 0
??Car expenses: $ 286Car gasoline: $125
??Utilities: $ 100
??Phone, cable, internet: $ 101
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,667.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.74%	Starting borrower rate/APR:	19.74% / 21.97%	Starting monthly payment:	$61.73

Auction yield range:	6.23% - 18.74%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	22%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,336	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	Loan_Shark_74	Borrower's state:	Arizona	Borrower's group:	Thousand Dollar Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008)
Principal balance:	$20.96	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Second Prosper Loan
Purpose of loan:
This is my second loan on Prosper. It will be used as an emergency?buffer. I recently bought a new home, and have depleted?my excess funds for closing costs, new appliances, and labor costs.?My first Prosper loan?was for 1k. I have 10800 in principal still loaned on Prosper. I am asking to borrow against that. I will use my payments received from my?Prosper loans?to pay this loan off. The funds are not needed, I just want to ensure I have adequate cash on hand for emergency issues. My hope is the APR?will get bid down below my current lender rate of 12.24% on my existing Proper notes.

My financial situation:
I am a good candidate for this loan because I always pay my bills.

Here are my current debts and assets: HRS $1994 at 0% until June 2010 - monthly payment?20 / Citi $10218 at 1.9% until balance transfer is paid off ? I do not use, so total balance remains at 1.9% - monthly payment?154 / Juniper $1716 at 2.9% until?balance transfer is paid off?? I do not use, so total balance remains at 2.9% ? monthly payment?21 / Chase 5400 at 2.9% until February 2011 - monthly payment 106. I also have a discover card that I use for food and auto gas expenses. It gets paid off every month?this payment?is reflected in the monthly expenses below.?

I have?10800 in prosper earning interest at approximately 13.24%. I have?over?29000 in a 457 mutual fund, of which I can borrow up to half if I want.?

Income: $ 64139.98 a year/ 48756.52 take home (this includes about 6500 for national guard)

Monthly expenses: Total $3113?Housing: $1092??Car/house Insurance: $114??Car payments and Gas: $500??Utilities: $250??Phone, cable, Internet: $256??Food, entertainment: $500??Clothing, household expenses $100??Credit cards and other loans: $301??Other expenses: $ This prosper loan

Recent credit checks: Shopping for mortgage financing. I closed on my home In June.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	6y 1m
Amount delinquent:	$2,017	Revolving credit balance:	$681	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jellyb48	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 600-620 (Nov-2007) 600-620 (Jan-2007) 580-600 (Jan-2007)
Principal balance:	$559.82	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
For college semester for daughter
Purpose of loan:
To help my daughter continue her education without getting into to much debt.

My financial situation:
I am a good candidate for this loan because? it is paid directly from the bank account that I have had for over 23 years.

Monthly net income: $ 7500

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 169
??Car expenses: $ 700
??Utilities: $?200
??Phone, 160
? cable,79
?internet: $55
??Food, entertainment: $ 400
??Clothing, household expenses $ 500
??Credit cards and other loans: $ a prosper loan which will be paid in full in October
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	24y 7m
Amount delinquent:	$310	Revolving credit balance:	$3,396	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	boatercaptain36	Borrower's state:	Virginia	Borrower's group:	E-Z Credit Solutions
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Boater's dream
Purpose of loan:
This loan will be used to? bring my boat up to Coast Guard standards including the latest electronics /gear and to license it for fishing trips into the Atlantic Ocean near Nags Head NC where some of the worlds best fishing is located. This fishing operation would be classed as a "six pack" operation meaning that I could only take six persons on a trip at anytime.There is a high demand for this type of operation at the Pirates Cove Marina as well as the Oregon Inlet Marina. A normal trip will bring $300-400 in the AM trip as well as a similiar amount for the afternoon trip.

My financial situation:
I am a good candidate for this loan because? my net worth is over $750,000 which includes a 98 ac lakefront property in Ontario
My current receivables in my consulting business is over $20,000 and there are a number of Tax audit which will generate a significant income above that during the next 12 months Prior deliquencies/etc were due to a major divorce fight
Monthly net income: $ varies due to billing and collection of receivable-ranges from $1000 to $3000- my income is supplemented by Soc Sec of $1265 per month

Monthly expenses: $
??Housing: $ 00.00
??Insurance: $ 145.00 including boat
??Car expenses: $ only fuel/repairs-$300/depends on how many trips to the Outer banks
??Utilities: $ 00.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ varies $100.00? Am X bills are paid immediately
??Other expenses: $ 300-500 boat
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,504	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	investment-angel	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card,and raise my cr
Purpose of loan:
This loan will be used to?
pay off some credit cards, and some personal debts from friends when I had my son.
My financial situation:
I am a good candidate for this loan because? I have never been late with a payment.Although my friends were nice to lend me 25000 for my pregnancy,and (some complications with the delivery), without a payback date.....I would like to pay them back and not further their own financial hardship on my account. I am back to working full time.My sister's family?lives with us and she?babysits my child, I do collect $700/month for rent. I earn 48000 roughly, 40000 salary and estimated 8000 from bonus.My husband earns 30000 a year as a manager at another location.Only problem is that my taxable earnings are 24000,and my husband as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$501	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	best-elegant-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business loan
Purpose of loan:
This loan will be used to open my own business and start working for myself.

My financial situation:
I am a good candidate for this loan because??? i pay my bills on time and?keep track of everything i do.?

Monthly net income: $
3000-6000
Monthly expenses: $
??Housing:??900.00?
??Car expenses: $ paid
??Utilities: $ 1500.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $?
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$513.67

Auction yield range:	11.23% - 26.50%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	27%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,697	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	M_Saint_Paul	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay down old debt at a lower interest rate than I am currently doing.

My financial situation:
I am a good candidate for this loan because I have been gainfully employed for 8+ years and own my house without missing a payment.

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 1882.00
??Insurance: $ 155.00
??Car expenses: $ 175.00
??Utilities: $ 150.00
??Phone, cable, internet: $75.00??
??Credit cards and other loans: $600
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1988	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	32	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,271	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	113%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	VMImom	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (May-2008) 580-600 (Sep-2007)
Principal balance:	$3,720.39	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
PLEASE READ! Not "HR" CR up 60+ Pts
Purpose of loan: First, I want to THANK ALL who funded my last loan! You ALL were a life saver for me and my son allowing me to afford to send him for his last year at the Virginia MIlitary Institute! He graduated May 15, 2009 and he is commissioned in the U.S. Army Reserves. This is the?fourth listing for this loan request. I am NOT "HR". I was rated "E" for my first Prosper loan and my credit score went up 60+ points. I DO NOT understand! I have now ran out of time and used all my savings to help my son and his fiance' with their NEW HOME. Now, I need this loan to pay off that Bank Of Delaware HIGH interest loan balance of $2600, and my two credit cards with a total balance of $2100. I DO NOT NEED THEM! I am tryng to be debt FREE! This loan will save me about $350 per month and allow me to put cash back into my savings. I know with the times like they are now lenders start to "cringe" when they see "HR", but I guarantee you that this will be the easiest and fastest 35% earnings on your investment you will see. I will be paying off my first Prosper loan in the next 5-6 months and this loan will be paid off within 18 months! Any lender who requests, can have my home phone, work phone and ANY documents you wish to see! You WILL NOT go wrong or take any loss on this investment! Thanks for looking and I hope you WILL help me to better my credit score and GET RID of my LAST?high interest?debt!

My financial situation:
I am a good candidate for this loan because I have a previous loan with Prosper and NEVER had a late pay, NEVER missed a payment and NEVER had any insufficient funds in my bank account! I am VERY TRUSTWORTHY with my debts! I work VERY hard to regain?the EXCELLENT credit score I once had!?My husband was burned in a fire with 2nd and 3rd degree burns on 35% of his body which put him out of work for about 6 months! That's when his and my credit score went down. That is in the past and we are doing fine now, thank GOD! Our credit score continues to go up! We make enough money to offer that 35% in returns!?Thanks for looking!!! Hope YOU CAN HELP!!!

Monthly net income: $ 3386 (myself)? $2800 (husband)

Monthly expenses: $ 1480
??Housing: $ 350
??Insurance: $?80
??Car expenses: $?125
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 425
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$512.66

Auction yield range:	8.23% - 13.00%	Estimated loss impact:	8.79%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	14%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,152	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	principal-elation	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of car and Credit cards
Purpose of loan:
This loan will be used to? PAy down revoling credit

My financial situation:
I am a good candidate for this loan because?? I am current on all loans, and will continue to make payments in the same maner to keep myself current.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,179	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-orca	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business start up
Purpose of loan:
This loan will be used to open up and indepent insurance agency

My financial situation:
I am a good candidate for this loan because I have a great credit history I don't have alot of personal debt. I have been selling insurance in the area for the past 9yrs with has made me a well known name for this line of business

Monthly net income: $ 1,600.00

Monthly expenses: $
??Housing: $?545.00????
??Insurance: $ 96.00
??Car expenses: $ 320.00
??Utilities: $ 135.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	36%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	40	Length of status:	13y 11m
Amount delinquent:	$15,914	Revolving credit balance:	$5,442	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008) 600-620 (Mar-2008)
Principal balance:	$2,374.91	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd Prosper loan score up 60 points
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
My?credit score?is 60 points higher than when I got my first Prosper Loan.? ?I am a good candidate for this loan because..I am a good honest person who?is?determined to be debt free in two years? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.
? I have paid my account on time every month.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free?as quickly as possible.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	20y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,193	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	affluence-master7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase New Equipment for Contract
Purpose of loan:
This loan will be used to? Purchase some needed new equipment for the business, consisting of Traffic Control Devices for a couple of contracts we already have been awarded.

My financial situation:
I am a good candidate for this loan because? I have owned and operated my?business for 20 years and have a very good credit rating.? You will make a nice return on your investment.

Monthly net income: $ 6000.00+

Monthly expenses: $ 2984.00
??Housing: $ 484.00
??Insurance: $ 200.00
??Car expenses: $ 100.00
??Utilities: $?250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.91%	Starting borrower rate/APR:	32.91% / 35.33%	Starting monthly payment:	$132.18

Auction yield range:	14.23% - 31.91%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1998	Debt/Income ratio:	23%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,723	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008) 580-600 (Feb-2008)
Principal balance:	$4,127.10	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
3rd Prosper Loan (NO LATE)
Purpose of loan:
This loan will be used to consolidate additional debt.

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1988	Debt/Income ratio:	35%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,822	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Missi108	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 82% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	4 ( 18% )	640-660 (Aug-2008) 660-680 (Oct-2007)
Principal balance:	$1,462.97	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consildate bills into one payment
Purpose of loan: I would like to consildate my bill into one payment instead of eight.????????????
My financial situation:I have made my payments every month on my current loan listing.??
Monthly net income: $ 4632.00 (COMBINED WITH MY SPOUSE)????

Monthly expenses: $
??Housing: $ 1150????
??Insurance: $ 293
??Car expenses: $ 200????????
??Utilities: $?300
??Phone, cable, internet: $?300????????????
??Food, entertainment: $ 50
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,465	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wealth-bee4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Harvard Business School StudentLoan
Purpose of loan:
This loan will be used to pay for additional student expenses during the first year of my business school experience.

My financial situation:
I am a good candidate for this loan because I have received federal loans and I also act as a personal consultant for my father's business. I receive a monthly net income of $950 as a personal consultant. Furthermore, a large portion of my living expenses have already been covered by my federal loans. Additionally, as a Harvard Business student, I have already received an employment offer from my former consulting firm upon my graduation. I simply an seeking a personal loan to cover some extra school expenses during my first year.

Monthly net income: $

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$315.88

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	17%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$730	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	inspiring-asset	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Risk Free 8%!! Not a Joke!
Purpose of loan:
This loan will be used to? learn about Prosper.? I have been exploring the community for months and I am finally jumping in.? I plan to use the money for a variety of uses, but mainly will be housed in an interest bearing account.? I am a financial guru and I am going to leverage these funds to produce a higher return.

I do not know how they arrived at my prosper rating.? I have great credit, no debt and plenty of available cash.? I am starting the loan at the lowest rate possible because I am not an idiot and I am not going to pay a ridiculously high rate.? I am reasonable and fair.

Earn a great return and sleep well at night knowing you will get back every penny!!

My financial situation:
I am a good candidate for this loan because? I have an excellent credit rating, a great job, and my current income is more than enough to support this loan.? I pride myself on my commitment to personal finance.? I keep a detailed record every month of every penny of income and expense.? I save nearly 25% of my monthly income so I know I can pay back this loan without any problems.? I have never missed a payment of ANY type and I won't start now.? Thank you!

Net Monthly Income: $2,500
Rent: $805
Utilities: $65
Savings: $1,000
Everything Else: $630

I have savings of over $30K as backup
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1986	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,447	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	transparency-warrior3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards!
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because I am very responsible and have always paid my bills on time.? My credit score is "fair" due to a bankruptcy I had in Oct 2002.? I went through a divorce and had no other alternative at that time.?

Monthly net income: $? 4850

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 100
??Car expenses: $ 243
??Utilities: $ 75
??Phone, cable, internet: $ 60
??Food, entertainment: $ 250
??Clothing, household expenses $?200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	1y 1m
Amount delinquent:	$357	Revolving credit balance:	$1,524	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	capital-hornet	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get all little debts into one!
Purpose of loan:
This loan will be used to?pay off some small, pain-in-the-neck debts and get them all into one payment.?

My financial situation: (ATTN: The "delinquency" listed on my credit report is a fraudulent account that?was opened in my name. I'm still waiting?to hear from?the collection agency,?but I have a letter from the credit card company stating that it is a fraudulent account and is to be removed from my credit report within 90 days.)
I am a good candidate for this loan because? I'm working hard to get my debts under control. I'm working on refinancing my house at a lower interest rate, also, so things will be easier all the way around. Now that the kids are in school full-time, my wife is looking for a day-time job, so we'll be getting more income soon, hopefully.

Monthly net income: $
1750
Monthly expenses: $
??Housing: $?650
??Insurance: $ 139????
??Car expenses: $ 55
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $?100
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1995	Debt/Income ratio:	38%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	1y 1m
Amount delinquent:	$99	Revolving credit balance:	$6,271	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cotton5320	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$3,763.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Masters Degree International Health
Purpose of loan:
This loan will be used to finance?the remaining amount of money due?on?a Masters Degree in International Health for my wife at the University of Heidelberg, Germany. This school is the oldest learning institution in Germany but it is not a US title IV approved school and?thus US financial aid is not available. My wife has been accepted into this graduate program as the the first American candidate to do so- and she has tuition due in September. The initial deposit of 5,000 has been paid and this loan amount will cover the entire remaining costs of tuition for the program. Previously unknown to us was that US student financial aid would not be available, along with a $5,000 Americorps scholarship my wife earned performing one year of volunteer Americorps service last year (also due to the university here not being a title-IV school). We currently live here in Germany while we perform contract work and support for the US military.

My financial situation:
We are good candidates for this loan because I am a clinical psychologist employed by the Dept. of Defense and I have continual earning power based on a contract with a Fortune 250 company. In addition, we have?an another existing small loan on Prosper of which there have been consistent on time payments for 13 months since the onset of the loan. The degree will enhance my wife's earning power both within the military and also within opportunities to work for the UN. We are responsible individuals that value higher education and hard work. My wife works full time until school starts and has part time work lined up during the school year.? In addition, we will be using a portion of this second loan to pay off my other Prosper loan in whole. I see all my accounts in good standing. I am unable to determine why there is one account showing delinquent. I have requested a credit report and cannot find any delinquencies.

Monthly net income: $ 60,000

Monthly expenses: $
??Housing: $ 540.00
??Insurance: $ 55.00
??Car expenses: $?Gas: 75.00 (military discount)
??Utilities: $ 45.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: Provided.
??Clothing, household expenses $?Provided
??Credit cards and other loans: $ 400.00
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	14%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$928	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	special-social7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards and bill
Purpose of loan:
This loan will be used to pay off my credit card bills, utility bills, and to finish my fence on my house.

My financial situation:
I am a good candidate for this loan because I'm responsible and reliable.? I have gotten in a bind because my husband is sick and was hospitalized and is unable to work?at the moment.? This will help me catch up on my past due bills and get me caught up and back on track.? I like to make sure everything is paid on time so that I can keep a good credit history and to show others that I'm reliable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	40	Length of status:	11y 1m
Amount delinquent:	$27,325	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	obedient-peace	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off a card?

My financial situation:
I am a good candidate for this loan because I have my finaces comeing around

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.90%	Starting borrower rate/APR:	24.90% / 27.20%	Starting monthly payment:	$198.53

Auction yield range:	17.23% - 23.90%	Estimated loss impact:	26.37%
Lender servicing fee:	1.00%	Estimated return:	-2.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	23 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$96,587	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	tipinpana	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	640-660 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	2 ( 9% )	660-680 (Jul-2009) 620-640 (Sep-2007)
Principal balance:	$11,294.04	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
INVESTMENT PROPERTY IMPROVEMENTS
Purpose of loan:
I have purchased an invesment property that needs some minor repairs.? I would rather use propser than obtain a mortgage for the repairs.
I personally own 3 investment properties and my personal residence.? I also own 3 more investment properties and an office building with my business partner within an LLC.

My financial situation:

I HAVE NEVER MISSED A LOAN PAYMENT IN MY LIFE!!!!!!

I do not know how Prosper calculates risk....but I can tell you that I have borrowed money for personal and business use many times and have always performed as promised.

The $90,000 in revolving is mostly home equity lines of credit for residential property repairs.? THEY ARE NOT CREDIT CARDS!!!

I do not have any lates with my current Prosper loan!!??It says that I?was five days late twice, however, I assure you that there was only one late payment because I?tried to?do a manual payment and the transaction did not post.?? Most of my payments have been paid before the due date.

I am a 50/50 owner in three businesses and a real estate investment LLC.? They are all three profitable.? We own a mortgage company specializing in FHA, USDA, VA, and Conventional loans.? In our area, we are still doing alot of purchases and refinances.? We also have a credit consulting company.? Last, we have a realty company.

In the last six or so months we have purchased?three residential properties that we rehabbed and are renting.? We have also purchased the aformentioned office building.? We are renting one office to an attorney and the remainder is occupied by our other businesses.? A great majority of our income is derived from rent paid to the LLC.? Therefore, I am not going to show much personal income in the way of a paystub or W2.?

All businesses are cash flowing nicely, mainly because of managing our short term and long term?debt.? We have made a majority of the improvements to the office out of cash reserves, however, we are going to finance the remaining impovements in order to hold on to the remainder or our cash.

I also own two rental properties in my name personally.? They are cash flowing as well.

If you should have any questions feel free to ask.? Thank you for your consideration.
Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $?1,200
??Insurance: $?100
??Car expenses: $167
??Utilities: $?200
??Phone, cable, internet: $Paid by business
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$215.78

Auction yield range:	17.23% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	25%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,878	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	7
Screen name:	queenfela	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	560-580 (Jul-2008)
Principal balance:	$901.60	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off some credit cards with high interest.

My financial situation:
This loan will be used to?payoff?high interest credit cards.? I am working hard to bring down the amount I owe on my credit cards but the interest rates makes this a very long and hard process. This loan will help by lowering the amount of interest that I am currently paying and will increase my cash?flow each month and this extra money can be used to pay off other credit card bills and medical expenses.??

?I have been on time with all of my payments and I am scheduled to pay off my current Prosper loan 10-11 months early.? I have?raised my credit score by over sixty points and?have also?brought down my credit balances from $12,000 to $5,000.

I make decent money and I have worked consistently and continuously for the past 25 years, fourteen of them at my current job (Company merged 3 years ago).?

I believe in keeping my?commitments (financial and other) that I make?and I have especially?honored the one that has been financed by regular folks.I am trying to move forward.? Please help me achieve this.? The loan payments would be auto deducted from my checking account .? Please consider me.?Thank you. ??

Monthly net income: $ 3172

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 185
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$90.67

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1998	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,348	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	organized-transparency7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I always make my payments on time.

Monthly net income: $3,000.00 plus I receive $800 a month for child support

Monthly expenses: $
??Housing: $1,101.00?
??Insurance: $
??Car expenses: $555
??Utilities: $200
??Phone, cable, internet: $35
??Food, entertainment: $100
??Clothing, household expenses $
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1999	Debt/Income ratio:	37%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,284	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wonderous-payment	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Married! Paying for HER!
Purpose of loan:
I am getting married in the next few months, and I want to try and put all out debts together so we can start our lives off on the right foot.

My financial situation:
I am a good candidate for this loan because?I?have a very secure job. I own 3 houses (2?of which I rent out). I will have no problem making a monthly payment,?I can assure you of that. I am just looking to consolidate everything with?one monthly payment instead?of a few.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1990	Debt/Income ratio:	24%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$96,928	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worldly-worth	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down high interest credit cards.? I would like to get my debts paid off at a lower rate.? Most of my monthly payments are going to pay interest and I would like to pay them off earlier.? The only way this will happen is with a lower rate.? I think by getting a personal loan it will lower my interest rate while still providing the lender with a good rate of return on their funds.?

My financial situation:
I am a good candidate for this loan because I have an exceptional repayment history.? I have?a well paying?job to pay back the loan.? I do have?debt outstanding and I am able to pay off all my obligations monthly and on time.? If I am able to obtain a lower interest rate it will help me to pay back my debts at a faster rate than the current rate I am paying on some of my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.23% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	16%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,925	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brightest-healthy-deal	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I have a steady income, and I'm eligible for?semi-annual bonuses which may allow for an early pay-off.?

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1200????
??Insurance: $ 150
??Car expenses: $400
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	3	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ShaunH84	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$1,950.25	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Expanding our business!!
We have finally opened the doors of our new business! We provide medical marijuana patients with medicine, advice, help, bio-feedback, massage, drug counseling, medical assistance and?friendship. We have been open one week, and business is booming. Our patients include people with cancer, aids, MS, and many more debilitating diseases, who have no where else to go.?We are now legal caregivers to 8 patients, which allows us to grow for up to 48 plants for their needs. We don't have to equpiment to do it though, and so we're trying out prosper!??You will not only be helping us grow our business, but you will be helping?our patients?as well.?We have paid the lease on our location a year ahead of time, and are currently having absolutly no financial troubles because of our businesses success. We plan to use to loan on grow equipment, stock products, and to update the building to allow easier access for wheel chair bound patients.?We are getting?by ok, but we could?get by so much better?with a little start-up capital. I know this is a controversial subject, but please try to put yourself in their shoes - Some of my patients do not have long to live, and can only find pain relief with the medicine we provide. Thank you so?much for looking and god?bless.?

Monthly net income: $3000.00

Monthly expenses: $1625.00?
??Housing: $700.00
??Insurance: $200.00
??Car expenses: $50.00
??Utilities: $200.00
??Phone, cable, internet: $125.00
??Food, entertainment: $100.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $150.00
??Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2004	Debt/Income ratio:	24%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,922	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MNJAS61	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (May-2009) 740-760 (Mar-2008)
Principal balance:	$569.16	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Car Repairs
Purpose of loan:
This loan will be used?to make a series of repairs on my?2006 Ford Taurus.?

My financial situation:
I am a good candidate for this loan because I have established work history in a skilled field (casino surveillance)?that hasn't been seriously affected by the recession, I have great credit and?I have never missed?or been late on any payment of any kind. I am a very responsible borrower, as my history will show.?I own a rental property and am also a freelance / contract writer, so I have multiple sources of stable income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$437.66

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1992	Debt/Income ratio:	26%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,791	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kindness-course	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used for business education plus some start up fees.? I am a very conscientious consumer and am looking to branch out my capabilities by getting involved with a business?that's been around for aproximately 20 years.? I am very excited about this opportunity because it's a new?direction in my life.? I will still work full-time in addition to putting in the time that is needed to make this happen.?Personally, I?am currently married to a wonderful man and?taking care of my parents and?am working to have more?flexibility to enjoy life?with my family!? I have a great track record and am true to my promise.? ?

My financial situation:
I am a good candidate for this loan because I am a responsible, reliable, genuine, true to my word?person.? I appreciate all that's?in my life and am very Blessed to be where I am and?doing what I am doing.?

Monthly net income: $ 3,170.00

Monthly expenses: $
??Housing: $ 1,595.00
??Insurance: $?0
??Car expenses: $ 75.00
??Utilities: $ 375.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?250.00
??Clothing, household expenses $
??Credit cards and other loans: $?400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$319.07

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2002	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,169	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pgreg71	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make money and help me save money!
Purpose of loan:
This loan will be used to?
Pay off two personal loans and a Credit Card with high interest rates.
My financial situation:
I am a good candidate for this loan because?
I pay my bills and?work for the?NYS Dept of Corrections, which means stability for the long run. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1985	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,670	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	2babmon	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008) 640-660 (Apr-2006)
Principal balance:	$1,954.20	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
roof replacement
Purpose of loan:
This loan will be used to? improve my home and bring up the value of my home.

My financial situation:
I am a good candidate for this loan because? I am sincere in trying to obtain this loan in order to improve the look of the home that I inherited from my parents.????????

Monthly net income: $ 1,625.00????

Monthly expenses: $
??Housing: $ 315.21
??Insurance: $?95.00
??Car expenses: $ 236.00
??Utilities: $ 100
??Phone, cable, internet: $?30.00
??Food, entertainment: $
??Clothing, household expenses $?20.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$323.67

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2000	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,050	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-investor6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Matters
Purpose of loan:
My little cousin got into some trouble two weeks ago and his mother asked if I could help with getting him a lawyer. Of course I said yes but then found out that the lawyer required a retainer of $9500 upfront. I have no problem paying for his lawyer but I only have about $1000 in the bank at the moment. This loan would be going towards paying for my little cousin?s lawyer.

My financial situation:
This is my first time using Prosper so I?m not sure if it shows my credit score or not. If it does you can see that I always pay any of my bills on time and pay them off quickly. I?m a accountant so I?m good with my finances and I don?t like having debt and would be paying this loan off quickly as well
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Catch up rent, pay off credit cards
Purpose of loan:
This loan will be used to? catch up rent, pay off credit accounts

My financial situation:
I am a good candidate for this loan because? Single, not responsible for anyone else's debt.? No vices ie drinking or gambling.? Work all scheduled shifts and OT if available.? Live alone with dog and provide physical but not monetary support to 87 year old mother.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 450 payment plus gas
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.74%	Starting monthly payment:	$36.15

Auction yield range:	11.23% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2003	Debt/Income ratio:	11%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,444	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	tracyjo	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my credit card that is currently held by an unfair credit card company.? My APR recently went up more than 10%.? I have never?paid late or gone over my limit, so I think it is unfair that they could do such a thing.? I tried to reason with their customer service representative, but had no luck.? So I would like to take my business elsewhere and pay interest to someone who deserves it.? Help me fight unfair practices!!?
I also would like to establish a good reputation in the Prosper community.

My financial situation:
I am a good candidate for this loan because I NEVER pay my bills late or miss payments.? I am an accounting graduate so I am very meticulous when it comes to my finances.? I consider myself to have great job security because I am the only office support for the whole company I work for & at this point I would be pretty hard to replace.? However, I have a wonderful fiance & family who would support me if I ever needed it.

Monthly net income: $ 2257

Monthly expenses: $
??Housing: $ 390 (my half)
??Insurance: $ 174 (car?& health insurance)
??Car expenses: $ 100 (gasoline)
??Utilities: $ 50 (my half of electric & gas)
??Phone, cable, internet: $ 54
??Food, entertainment: $?300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?550
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	7y 7m
Amount delinquent:	$1,090	Revolving credit balance:	$2,301	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	triumphant-deal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of personal loans
Purpose of loan:
This loan will be used to pay off some credit card debts and personal loans.

My financial situation:
I am a good candidate for this loan because I?generate enough?income to pay?my debt.?

Monthly net income: $10,000

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $?50
??Car expenses: $?100
??Utilities: $ 40
??Phone, cable, internet: $ 25
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1987	Debt/Income ratio:	68%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 7m
Amount delinquent:	$212	Revolving credit balance:	$3,586	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-mate8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
old farm house needs a face lift
Purpose of loan:
This loan will be used to? remodel my 90 year old farm house.

My financial situation:
I am a good candidate for this loan because?
I have a full time job, I am very dependable,and very?responsible. My husband has been laid off of work now for 7 months and we were in the process of remodeling our 90 year old farm house. I would like to finish the house so we do not freeze this winter.
Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 681.35
??Insurance: $ 250
??Car expenses: $ 0
??Utilities: $ 300.00
??Phone, cable, internet: $ 49.99
??Food, entertainment: $ 20
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00 per month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 413003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 33.98%	Starting monthly payment:	$437.66

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2004	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,112	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	JC2004P	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Please HELP
Purpose for loan:
This loan will be used to for an emergency repair needed to be made to my house. There was a very bad leak in a pipe and before anyone caught the problem it had eroded the old foundation away and flooded the basement while at the same time ruined the hot water heater and damaged the furnace. I have gotten a couple quotes to dig out the area and rebuild the foundation and the lowest estimate is $6500 for everything. I have already come up with part but need more to fix the rest so please help me to restructure my foundation. I am very reliable and have not, and will not be late on any payment. I currently work 2 jobs and am taking classes to complete my degree in Finance/Management. Please ask me any questions you have.

Monthly Income: $6300

Monthly Expenses: $1750
Housing: $730
Utilities: $120
Insurance: $ 120
Car expenses: $ 320
Cell Phone: $110
Credit cards: $ 300
Gas: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$98.76

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1986	Debt/Income ratio:	23%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,615	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moneywhiz	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winning the Credit Card Game
Purpose of loan:
This loan will be used to? pay off all remaining credit card debt. When the banks shafted their customers this past year, my?annual precentage rates jumped from under 10% to as high as 23%!!! I'm tired of playing this game where they (credit card companies) change the rules anytime they wish and always in their favor.

My financial situation:
I am a good candidate for this loan because? I have a credit score above 700, always pay my financial obligations on time and have spent time over the past few years learning the ins and outs of good financial management.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$812.33

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1987	Debt/Income ratio:	29%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,907	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	treasure-steward6	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help With Grandson's Medical Bills

Purpose of loan: Help to pay my grandson's uninsured medical expenses following an illness.
My financial situation:
I am a good candidate for this loan because?I am a retired school teacher, and own my home free and clear. I have NO debt, and have had excellent credit through-out my life.I also have cash assets of over $100,000, however it is locked into CD?s, and I don?t wish to incur the penalty that would occur on an early withdrawal would require. Thank-you for your consideration on my loan request, and for allowing me to help my family in their time of need.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.99%	Starting borrower rate/APR:	34.99% / 37.44%	Starting monthly payment:	$135.65

Auction yield range:	14.23% - 33.99%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1998	Debt/Income ratio:	23%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,586	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	simmy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	37 ( 97% )	680-700 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	1 ( 3% )	640-660 (Dec-2007) 620-640 (Mar-2007) 640-660 (Apr-2006)
Principal balance:	$708.84	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
Fourth loan with Prosper

I am a lender and a borrower here on Prosper.? I have been here almost since the beginning. I know what it means to pay back a loan.? Trust me in that I know what a deadbeat borrower is.? This loan will be paid back with in 1 year and a half.

This is my?fouth loan through Prosper

My credit score is 680 with no deliquencies

My disposable income is 225.00 per week

I have been a Machinist for 16 years

I have some credit inquires lately as I puchased my first home.

Visit My Ebay

http://myworld.ebay.com/simcoproperties

My first two loans with Prosper where to pay off debt. My Third loan is almost payed off, and this loan is for a new roof and carpet.

If you have any questions feel free to ask

*********************************************************************************************************************************

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$67,001	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rickeyfan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Small Business Add Employee
Purpose of loan:
This loan will be used to increase my advertising budget for my internet marketing business. I currently spend on average $3,000 per month for advertising with gross sales of around $5500 per month. I am looking to double my monthly advertising budget which will also double my monthly gross sales to around $11,000 per month.

My financial situation:
I live in a very small community in Vermont. Jobs are hard to come by and when you have one you don't give it back. I was laid off from my job of 16 years over 2 years ago and found it very difficult to get another. Most of my revolving debt was used to keep my family together and survive. Moving wasn't an option either. There is no excuse for the amount of debt I accumulated, but I had to do it to support my family.

I finally got tired of not finding a job and decided it was time to start my own business. I have always paid my bills on time and more than the minimum required. Due to the nature of todays economy, and the tightening of banks lending practices (thanks B of A and all others who took my money and then won't help me!!) I find myself unable to get a small loan. The only thing they did for me lately was lower my credit limits and make my chance of ever getting another loan worse. That is why I am looking to Prosper.

I am a good candidate for this loan because I have a proven business model that just needs a little more cash infusion to help increase sales. I can currently pay all financial obligations with my current monthly sales. Getting this one-time small loan will really help to give me some financial breathing room and help to add an employee to my company. Below is a monthly budget..

Advertising - $3000
Revolving Debt - $1500
Misc Business Expenses - $500
Total expenses - $5000

All other living expenses are covered by my wife's salary and are not included in my monthly budget. My current monthly revenue can already pay for this Prosper loan without any issues. I am just looking for an additional bump in my monthly advertising. This addition would allow me to finally add a employee to my company, which is good where I live. Thanks for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	6%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	16	Length of status:	4y 0m
Amount delinquent:	$382	Revolving credit balance:	$2,064	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	1XLoan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card and some living expense
Purpose of loan:
This loan will be used to consolidated some outstanding credit card debt but also to alleviate some financial stress caused by a medical emergency in my family a few months ago. These things are innevitably unplanned for and took a toll on my budget for the remainder of the year and on top my former room mate father lost his job, requiring him to move back home; sticking my with the the lot of my rent.

My financial situation:
I am a good candidate for this loan because I make over $120,000 per year, half of which is paid at the end of the year, which would allow me to pay off the entirety within 4 months.

Monthly net income: $ 3470

Monthly expenses: $ 3340
??Housing: $ 2650 ????
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 140
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$850	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dixie-doo	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIST - NURSE IN NEED/PLEASE READ
Purpose of loan:
This loan will be used to pay off 2 very high interest, payday like loans as well as several other credit cards. After my divorce I resorted to bankruptcy to help me make a fresh start. Subsequently, the only loans I was able to get were high interest ones.? At the time, all 3 of my children were in college and I was unable to get Parents Plus loans to help them because of the bankruptcy. I resorted to 2 high interest loans for that. These 2 loans especially have really been dragging me down. With interest rates of 96% the balances never seem to go down. The first loan with Brookwood Lending still has a balance of $1338.66 (payment $237.44/month.) The second loan is with Cash Call and still has a balance of $1966.88 (payment 216.55/month.) I would also like to pay off 3 credit cards (Fashion Bug, Credit One and Life Uniforms - total about $2400) and have just one Prosper loan to pay.? A Prosper loan will save me at least $150 monthly and stop the cycle of balances that never go down. I do not intend to pay off my Prosper loan early.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. This and I have very good job security. I am a nurse and have worked continuously in this occupation since graduating from nursing school in 1988. Unfortunately Prosper only allows the inclusion of one job in it's listing however I have 2. It is true that I have only been with my current primary employer for 8 months but I have been working part time at another institution for 9 years. My previous primary employer was a travel nurse company. I was with them for 3 years. When I decided to stop doing travel nursing I was hired by my current full time employer. As a nurse, the opportunities are many and with the nursing shortage projected to get worse, I will never be unemployed.?

* I withdrew a previous listing which included a request to also pay off my car loan which also has a high interest rate. However, at the suggestion of another Prosper member, I have decided to just focus on getting my loans and credit cards paid off. I will, apart from Prosper, attempt to refinance my car loan.

Monthly net income: $3300

Monthly expenses:
? Housing: $700
? Insurance: $300 (auto and health)
? Car expenses: $200 (this includes tolls and gas for work)
? Utilities: $200
? Phone, cable, internet: $250
? Food, entertainment: $300
? Clothing, household expenses $150
? Credit cards and other loans: $1106.36 (includes car loan,? credit cards and the 2 high interest loans)
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$575.91

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	21%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,019	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	intellect	Borrower's state:	Massachusetts	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	760-780 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Feb-2008) 760-780 (Aug-2006) 660-680 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay down debts from illness
I am a responsible person with a good job. I work hard and pay my bills (I had a previous Prosper loan that has now been paid off). But the last couple of years have been tough; I've had to move a significant distance for a new job, and my wife is ill, so she can't work. So, like many people, I have borrowed money. And, like many people, the credit cards I used are now screwing me over with hideous interest rates. So, I am looking for a loan to pay them off and put some stability back into my life. This money will be used to pay off existing debt and help me and my wife get back on track.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1989	Debt/Income ratio:	37%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	67	Length of status:	4y 2m
Amount delinquent:	$2,180	Revolving credit balance:	$23,147	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	basketbel65	Borrower's state:	Oklahoma	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 620-640 (Jan-2008) 620-640 (Feb-2007)
Principal balance:	$2,475.43	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Payoff Owed Taxes
ABOUT ME: I am 43 years old, and have been married for 6 years.? I have been with my current employer for 4 years; but I have worked in the computer field for?20 years.EXPLANATION OF BAD CREDIT: ?We have a discharged bankruptcy from October, 2004.? We both went through divorces in 2002 which caused us to have to declare bankruptcy.? The credit card debt was run up and my ex-spouse left me with the debt.? He was required to payoff some of the credit card debt by the divorce; but, in the state of Oklahoma this is not enforceable.? They only enforce child support.? The DQ's showing are all accounts which were written off from the bankruptcy.? There is one account to HSBC which shows a repossession.? We settled this account with them.? We also have a rental home that we are working with the lender to do a deed in lieu of mortgage because our renter had to move out and we are no longer able to rent the house for the mortgage payment.? We are finally able to work on rebuilding our credit; but, it is a slow process.? I have a current Prosper Loan which was taken out in March of 2007.? This loan has always been current and will payoff in March of 2010. WHAT I WILL DO WITH THE MONEY: Proposed payoff: I want to put $5,000.00 towards the amount owed to the IRS.? They recommend borrowing the money because it is cheaper than their penalty and interest rate. CLOSING REMARKS TO LENDERS: I have worked very hard to reestablish my credit.? I have made all payments due on my prosper loan on time.? I will continue to do this until all payments have been made.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-2007	Debt/Income ratio:	9%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tenacious-wealth9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expending My Bussiness
This loan is to expend my eBay business , You can learn more about me on eBay Feedback page, my User ID is pricelower & anyamount , we have 2 Active user names on eBay .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$812.33

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	10%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$31	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	serpacon	Borrower's state:	NorthCarolina	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business expansion
Purpose of loan:
This loan will be used to?? provide working and?organizational capital for a thriving business. Our market has not been affected by the economy as the service we provide is a must have for all responsible homeowners

My financial situation:
I am a good candidate for this loan because? I have been in my industry and self employed for over 10 yrs and in the last year I have expanded by opening three new offices in the state. We want to continue our expansion but lack some of the organizational capital to get going. I also have good credit and have current contracts for royalties to be paid monthly to me. approx $2000.00 per month.(disposable income). Please help a good business grow.? Unfortunetly the govt only helps big business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1985	Debt/Income ratio:	9%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,707	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BackOnTrack23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 64% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	5 ( 36% )	600-620 (Jul-2009) 560-580 (Jun-2008)
Principal balance:	$863.83	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
To Pay for My Upcoming Wedding
Thank you for taking the time for reading my request and hopefully helping me out.?

What I would use this loan for....to help pay for my upcoming wedding.

I am excited to finally begin the next chapter in my life with the one person whom has been by my side through tough times.? We are having to pay for our entire wedding ourselves and am requesting a loan to help us pay for it.? We are not having a big wedding, just a small family and close friends gathering to celebrate this occassion, but as you may know this is not cheap.

I have made bad financial decisons in the past and am currently paying for it but not being able to get traditional credit.? I have learned fromt hsi and just want to be able to move forward and start my own family.? I know I will be able to pay back this loan for the following reasons:

1.? The payment of the loan is well within my budget
2.? My income is enough to be able to support this payment with my monthly bills.
3.? I have had a past Prosper loan and made all the payments
4.? I use the auto payment feature so that the payment will come directly out of my checking account
5.? I am open to answering any and all questions you may have.

I know my credit is not the greatest and I have learned from my mistakes and just need an opportunity to prove myself and get back on track. If you help grant me this loan I WILL MAKE ALL MY PAYMENTS ON TIME.

My finances will allow me to make this payment every month because I have recently taken on a new job that pays me more than I was making prior.

I would be happy to discuss any questions you may have, please just send me a message. I'm asking for a chance to prove myself and to get my credit scores up to where they should be. If you bid on my listing I promise that I will not let you or my team down. Making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial details, I will have the money to do it.

Monthly take-home salary.....$6,000

BILLS:

Rent....$1000 per month
Utilities....$300 per month
Car & insurance....$500 per month
Gas....$300 per month
Food....$250 per month
Phone....$100 per month
Misc bills....$500 per month
Student Loan...$250 per month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2000	Debt/Income ratio:	14%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,847	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	suave-hope6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because, i have a stable income from my salary and i had to use my credit cards to pay off my tution fee, i own a house and a good stable job. Looking for alternatives to consolidate my debt

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 120
??Car expenses: $320
??Utilities: $ 150
??Phone, cable, internet: $ 90
??Food, entertainment: $ 500
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,280	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Themomeee	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement projects
Purpose of loan:
This loan will be used to?
improve the value of my home and enhance its beauty.? Several local, well-respected contractors have begun to offer excellent quotes in efforts to drum up sagging business; now is a great time to take advantage of great prices, have the trim on my home painted and my family room carpeted.?
My financial situation:
I am a good candidate for this loan because? I have an excellent payment history, my credit is solid, my own business is strong and growing steadily.?In making this loan, you, the lender, will see a return on your investment,?I will make?improvements to my home,?and some fine local businesses will have jobs to do.? It is a?"win" for all involved.? I recently withdrew a listing for the purpose of adding a photo of my home to this listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	9%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$738	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	georgedorn	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Web Game Development Company
Purpose of loan:
This loan will be used to fund a startup company that will develop simple web-based games on various social media platforms (e.g. Facebook).? Revenue would be ad and donation-based as well as a micropayment model to purchase items within the games.

My financial situation:
I am a good candidate for this loan because my credit is excellent and I've never defaulted on a credit card or loan.? I maintain a low cost of living well below my means; in a crisis I can pay off this entire loan from savings or in three months.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 10
??Car expenses: $ 0
??Utilities: $ 250 (including phone and internet)
? Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200 (student loans; credit cards are automatically paid off every month.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,330	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pragmatic-justice	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff debt
Purpose of loan:
This loan will be used to? payoff credit card

My financial situation:
I am a good candidate for this loan because? I pay my bills ontime

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 150
??Car expenses: $ ?
??Utilities: $?100
??Phone, cable, internet: $200
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1987	Debt/Income ratio:	13%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$155,293	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	rate-backer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I pay my bills religiously.? I started this project and now need a little extra money to finish it.

Monthly net income: $ 7800.00

Monthly expenses: $
??Housing: $ 3800
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	4.23% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	23%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,093	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Senator7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	740-760 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
INVEST HERE!!!
Look at my delinquent payments = 0

I'm investing in higher risk stocks and prosper loans so you don't have to!? Eliminate your risk by investing here!!? I have the cash on hand in case my higher-risk investments fail.? You've got nothing to lose here!

This will be a sound investment for you!? Ask me anything!? HAPPY BIDDING!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.49%	Starting borrower rate/APR:	26.49% / 28.82%	Starting monthly payment:	$527.18

Auction yield range:	11.23% - 25.49%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2006	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,117	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	balance-admiral	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new backyard landscape
Purpose of loan:
This loan will be used to make improvement to the back yard landscape so my family and I can have a better, cleaner backyard. The current back yard is with uneven level, dried grass and no sprinklers. I would love to put in a small pond, with a small patio that can be use as shade in the evening. A pushable bbq grill and maybe a furniture. We have been using the backyard in its current form for about 2 years now, some change would surely be nice.

My financial situation:
I am a good candidate for this loan because I carry a good credit history. Even though I don't have huge numbers of difference credit card, the few that I have, I always pay them off. The current car that I'm paying for, I've been paying additional $30 every month so I can pay it off quicker. My credit card balance was never carry forward, I always paid off my current balance. My credit score is not at the highest rank because of my lack of credit card. But I've always trusted in having 1 or two and never more.

Monthly net income: $ 3268.32

Monthly expenses: $
? Housing: $600
? Insurance: $100
? Car expenses: $450
? Utils: $30
? Phone, cable, internet: $32
? Food, entertainment: $350
? Clothing, household expenses $120
? Credit cards and other loans: $0
? Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,857	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rollicking	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Security For Mom and Child
Purpose of loan:
This loan will be used to purchase some rental properties to supplement our income.? This will allow us to work together more and enjoy life. I have been a property manager for the past nine years with holdings that my was-band and I held during our marriage.? In the past two years I've had the privilege of doing some fixer uppers with success.? Having been raised on a farm, manager during college and military service, being a mother and being a rather organized perfectionist, my abilities to fix, fit, arrange and people manage is good.

My financial situation:
I am a good candidate for this loan because while I am a good manager of money, time and talents, I do have a base of child support and alimony as well as the commissions I earn selling properties to enable me to repay the loan.? This particular project will be self-sustaining, but it's always nice to have a little back up.

Projected income from properties $2500.00 gross $1895.83 Net (after taxes, management, insurance and vacancy rate).? These properties have current long term residence in them.

Monthly income: $ 3200

Monthly expenses: $
? Housing: $ 726.03
? Insurance: $ 200
? Car expenses: $360
? Utilities: $ 150
? Phone, cable, internet: $153
? Food, entertainment: $ 400
? Clothing, household expenses $300
? Credit cards and other loans: $ 552.65
? Other expenses: $ 657.71 estimated loan repayment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.03%	Starting borrower rate/APR:	17.03% / 19.23%	Starting monthly payment:	$178.34

Auction yield range:	6.23% - 16.03%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,010	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	historic-income	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A security Blanket
Purpose of loan:
This loan will be used to have a little bit of extra cash sitting around in savings in case of emergency.? My wife and I are going to be the proud parents of twin girls in December.? We recently bought a house and had? all the landscaping done this summer.? That has drained the savings a bit and?I would just like to have some cash in the savings account in the case an emergency arises or if I take a dew weeks off to helpo with the babies.

My financial situation:
I am a good candidate for this loan because I have built a successful small business and my wife has a great job as a nurse educator in a children's hospital.? I am a dedicated hard worker.? I work for myself and am very busy.? Having just bought a house within the last year and the expenses that come with it I have drained the savings a bit this summer.? I just want a little extra cash sitting around in case an emergency happens and I need to take a couple weeks off of work.?Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.04%	Starting monthly payment:	$41.60

Auction yield range:	11.23% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2002	Debt/Income ratio:	52%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jhumm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,920.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 620-640 (Jun-2007)
Principal balance:	$3,981.01	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying off Debt Accrued from Moving
Purpose of loan:
This loan will be used to pay off the debt I have accrued from moving. I had to use my high interest credit card to pay for these expenses and I would like to see if I could get this loan at a lower rate than my card 18.62%. I would appreciate the help. Thank you.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I am military and get a pay check every 1st and 15th of the month. Repaying this load WILL NOT be a problem. I just dont want to pay 18% on a card that I didn't want to use to begin with but I had no other way at the time.

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 0 (base housing)
??Insurance: $ 100
??Car expenses: $ 625
??Utilities: $ 0
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 6800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1982	Debt/Income ratio:	53%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,101	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	ByeByeDebt2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used?to consolidate my debt by paying of my credit cards and my student loan.? I have a baby that will be due around April 2010 and I want to pay off all my debt to start saving for a house for my family

My financial situation:
I am a good candidate for this loan because I always pay my bills on time even though I?my debt to income ratio is higher than normal.? I make good money and by consolidating my credit cards and student loan into one payment will save me more money.

Monthly net income: $ $5,000????

Monthly expenses: $
??Housing: $ 0
??Insurance: $305
??Car expenses: $?1000
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $0
??Credit cards and other loans: $?13000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$302.09

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	6%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,394	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payment-boomarang	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring - Paid in 6 Months
Purpose of loan:
This loan will be used to?purchase an engagement ring.?I met the girl of my dreams three years ago during a vacation to upstate New York.?We dated long distance for two years while I lived in California?and she was finishing?her masters degree. In 2008 my job brought me to Charlotte, NC and we have lived together there for the last year...I know this is the girl I want to spend the rest of my life with and am ready to make that commitment "official" by asking her to marry me - I just need your help.? The cost of the ring is $9500 - I have researched this a good deal and have found a jeweler who is giving me an extremely good price as she is the wife of a co-worker.?I am able to make a $2500 down payment on this ring and would like to use this money for the balance of the cost.???

My financial situation:
I am a good candidate for this loan because?I have been employed at my current job for six years - in that time I have been promoted several times and received numerous salary increases.? I make good money, own my car outright, am not tied to a home loan, have limited debt and expenses.? I have been consistently paying down any debts that I have for several years - balances on my credit cards (95% of which are travel related for work) are paid monthly.?

Most of?my savings?go directly into my 401K - which I try to max out each year planning for the future -?that is why I am seeking this loan; I don't have?traditional savings that I can?tap into?to buy this ring...it is all in?retirement savings.?

MOST IMPORTANTLY: I will be receiving my yearly bonus at the end of January which I know will more than cover the amount of this loan -?however, I do not want to wait that long to pop the question - now is the time and I want to strike while the iron is hot.?I WILL PAY THIS LOAN IN FULL (PRINCIPAL AND INTEREST) IN SIX MONTHS.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $?1450?in rent?
??Insurance: $ 150 (renters and car)
??Car expenses: $?0 (I own my car 100%)
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 12.67%	Starting monthly payment:	$31.86

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1988	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,180	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	EvCarr1010	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	780-800 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Fixing Suspension on Car
Purpose of loan:
This loan will be used to?
pay for auto repairs

My financial situation:
I am a good candidate for this loan because?
I have a steady income and job security for several years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1991	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	28y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,610	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	united4jc	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 69% )	680-700 (Latest)
Principal borrowed:	$6,250.00	< mo. late:	5 ( 31% )	680-700 (Jul-2009) 660-680 (Mar-2008)
Principal balance:	$3,740.43	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Helping hands
Purpose of loan:
This loan will be used?for car repairs.? ?

My financial situation:
I am a good candidate for this loan because? I cannot afford to continue living from payday to payday with barely no to minimum amount of money because of these debts.? Before I was married, I didn't realize?the importance of keeping a well-blanced budget and maintaining a good credit score. ?More than half of my earnings is going to credit card bills and I do have a family to support.? This debit is becoming a burden on my health and very stressful at the same time.? Once these cards are paid in full, my plan is to only use my VISA debit card for purchases.? Anything I cannot afford will have to be put on hold.? I will be able to breathe a lot easier.? In addition, I am also trying to put away funds for my daughter to attend college in 2010.
Monthly net income: $ 3,162

Monthly expenses: $
??Housing: $ 1180
??Insurance: $
??Car expenses: $?70
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 5200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$142	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	greatest-admirable-income	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation before Wedding
Purpose of loan:
This loan will be used to?
Consolidating debt before our wedding next summer.? Things like credit card payments, loan repayment and taking a chunk out of school loans.? It'd be nice if we can start our lives together with some weight lifted off of our shoulders.?
My financial situation:
I am a good candidate for this loan because?
I repay everything on time.? I'm a honest and genuine person.? I will never be deceitful in any manner and am very stingy about taking care of things. I just graduated from college and have a stable/well paying job.? I work with two children as a before and after school program and in the Special Ed. department during the day.?
Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 499???
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 25
??Food, entertainment: $?125
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 20
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	7	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pure-community	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating my Ancient Kitchen
Purpose of loan:
This loan will be used to update my kitchen.? I am updating my ancient kitchen countertops to a marble granite in a beautiful blue and beige print.

My financial situation:
I am a good candidate for this loan because I have a very good credit history. I am established and I have no mortgage.? I will make double monthly payments to pay this loan off early and in good standing.

Monthly net income: $? 1749.00 -??610.00? = 1139.00 available each month

Monthly expenses: $
??Housing: $?? 0
??Insurance: $??40.00
??Car expenses: $? 0
??Utilities: $?150.00
??Phone, cable, internet: $?80.00
??Food, entertainment: $
??Clothing, household expenses $? 100.00
??Credit cards and other loans: $? 240.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	1	Total credit lines:	3	Length of status:	10y 0m
Amount delinquent:	$42	Revolving credit balance:	$1,715	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	earthartist	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit card
Purpose of loan:
This loan will be used to?pay off my Shell Oil credit card!

My financial situation:
I am a good candidate for this loan because? my SSDI income is low it's steady and I'm very good at staying within my budget.?
I can afford this loan

Monthly net income: $ 712.00

Monthly expenses: $
??Housing: $ 375.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50.00
??Phone, cable, internet: $ 23.00
??Food, entertainment: $ 50.00 + food stamps
??Clothing, household expenses $ 15.00
??Credit cards and other loans: $ 44.00 + the Shell bill ($40-50.00)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$154.68

Auction yield range:	3.23% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	13%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,245	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	iampsusjul	Borrower's state:	Pennsylvania	Borrower's group:	College Graduates Under 30
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	800-820 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$3,867.67	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Revenue Generating Poker Table
This loan is to purchase an additional World Series of Poker Heads-up Challenge Electronic Poker Arcade Style Games. The game will be placed in location for which an agreement has already been reached. It is a popular Irish bar located downtown in a major city that does not offer poker in its casinos.

The machines are placed on a 50/50 free on loan basis w/ the location owners. My company owns and maintains the machines. We split all revenues 50/50 with the establishment owners in exchange for them letting us place them in their high traffic locations.

My financial situation:
I have already placed 4 of these machines (1 is paid off, 1 I purchased with cash from the other machine revenues, and the other two were financed with a prosper loan that is more than half paid off) they are all in similar locations and they are doing extremely well. I am also using the revenue I have saved as of now to purchase a sixth machine when I purchase this one since I have 2 contracts in place and am ready to place 2 machines.

So for the 4 machines I currently own clear on avg $300/mo per machine after taxes and insurance. The new machines are expected to earn similar revenues. I have already been approved for financing with the wholesaler I am working with but got a better rate with prosper last time so I am going to try it again.

Day Job Earnings

I have B.S. in accounting and have worked full time as an accountant since I graduated 4 years ago. My take home pay after tax, 401(k), benefits, and charitable donations (reoccurring, and automatically taken from my check) I clear $3,800/mo + an average of 10% O/T. I own a condo and my total monthly living expenses are $2500/mo. I also have $9k in liquid savings (plus plenty in a 401k) incase the machines need repairs or in case of any kind of emergency.

So I can more than cover this loan without even counting the potential revenue of the machines. I want to finance them so that I can continue to grow, conservatively. Thank you for considering my listing, feel free to contact me with any questions, and happy bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$166.98

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	27%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,895	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Eastside-Girl	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Current Home Improvement and Move
Purpose of loan:
My family and I would like to move to a new house.? The first step is preparing our current house for sale. We have some home improvement repairs to be completed which is why I am requesting the loan.?? We have been working hard to save for our move and I don't want to touch our "house fund." Our credit is good, our banking relationship with our mortgage banker is excellent and my husband and I are both employed with secure jobs.

My financial situation:
I am a good candidate for this loan because my my husband and I have good, secure jobs, good credit scores and an excellent mortgage history.? We have been home owners for thirteen years. My overall credit score is currently "good" and just recently "very good" until a car purchase.? It was lowered because I hadn't sold my other car yet and I am still in process of doing that so my debt to income ratio increased.? My credit payment history and number of delinquencies (0) are listed as very good.? I am actively working to sell the car.? Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1993	Debt/Income ratio:	29%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,634	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	commerce-shepherd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement/buying furnitures
Purpose of loan:
This loan will be used to?buying furnitures and items for home use.?

My financial situation:
I am a good candidate for this loan because i pay my bills on time and i'm a responsible borrower.?

Monthly net income: $ 2400

Monthly expenses: $ 1350
??Housing: $ 350
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 200

??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1998	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	4y 7m
Amount delinquent:	$252	Revolving credit balance:	$3,091	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	liberty-cluster	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
modest loan with fair rate?
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because what small amount of credit I do have is good and I'm completely debt free so making monthly payments will be extremely easy. I've avoided credit cards and any other type of?debt up to this point and because of my lack of credit the interest on traditional loans is a little excessive. Most of my income is disposible because I live with my fiance and all of our expenses are split between the two of us. I earn a modest living but unlike most I've been able to remain debt free up until this point so I'm looking for a loan with a fair interest rate so I can remain as close to debt free as possible. -Thank You

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 75
??Car expenses:? I live 4.3 miles from work so gas isn't an issue.
??Utilities: $ 100
??Phone, cable, internet: $ 10 basic cable
??Food, entertainment: $ 150
??Clothing, household expenses $ I'm currently renting so any household expenses are covered by the landlord.
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1990	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	63	Length of status:	13y 9m
Amount delinquent:	$6,841	Revolving credit balance:	$21,064	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	660-680 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	3 ( 11% )	640-660 (Jul-2009) 640-660 (Oct-2008) 640-660 (Sep-2008) 660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	27
Description
3rd Loan-Fair Rate-I Pay Loans Back
Purpose of loan:
I am also a lender on Prosper and have had 5 out of 14 loans go into default.? I know how frustrating it is when that happens.? That feeling in itself would keep me from defaulting on this loan.? I was one of the 1st $25,000 loans with an E credit grade on Prosper.? I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.? That loan has also been paid back.? My Ebay user id is cmjsupply.? I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 3696 which is Very Rare.? I always put my customers first which I think you can see by my Ebay Feedback score.? I will use this money to again purchase more inventory.? My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.? The new Prosper rating system seems a little messed up.? I went from a B to a HR but my Prosper history should answer any questions.

My financial situation:
I am still working to be debt free.? My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.? I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.? The financial breakdown below does not include my Ebay income, which is about $1000 a month.?

Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 165.00
??Car expenses: $ 750.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00
? New Prosper Loan: $ 357.00

? TOTAL: $ 5172.00

? Monthly Left Over: $ 1828.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$763.81

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1989	Debt/Income ratio:	27%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	50	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$52,308	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ponydocpoole	Borrower's state:	Indiana	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2007)
Principal balance:	$4,732.91	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Veterinarian to consolidate debt
ABOUT ME: ? I am a 37 year old, single, female with no children (although I plan to get married someday and have kids).? I am a veterinarian for a pharmaceutical company (Dechra Veterinary Pharmaceuticals) in Research and Development for drugs for horses. ?Prior to that I worked for 2 other pharmaceutical companies (Boehringer Ingelheim Vetmedica and Eli Lilly) and Mississippi State University College of Veterinary Medicine as an intern, resident, then faculty in their equine medicine and surgery department.? ? I also raise high quality, reining, quarter horses that I have set up as an LLC.? I spent 9 years in college getting a BS, MS, and DVM degree.? After vet school, and debt already ensuing, I specialized in equine (horses) veterinary medicine and did a 4 year internship and residency to become board certified in equine medicine.? As an intern and resident, I worked 80+ hours a week and made less than $20,000 a year.? During this 4 years, my father took off and left me to care for my 14 year old sister and ill mother.? I also inherited the family horse farm during this busy difficult time ? 40+ horses.? SO?..I did the best to sell all I could, work, study and care for my family.? I racked up A LOT of debt. I am still SICK of credit cards and their 20+% interest rates.? I ALWAYS pay my bills.? I want to be a better financial steward so I can help others more.??

EXPLANATION OF CREDIT: ? I am very responsible with my finances, and am a little disturbed that my credit rating is a HR.? I have NEVER not paid my bills.? There are some late entries on my credit report which I have disputed, but if you look through my entire report?..you will see I have bought and paid off 2 houses, 3-4 cars, and numerous credit cards.? I always pay EVERYTHING off.??The credit card companies make it so you can never get ahead, and I am looking to get out of debt at a lower interest rate than what they have to offer.??

WHAT I WILL DO WITH THE MONEY LOANED TO ME: ? Pay all to credit cards.??

MY MONTHLY FINANCIAL DETAILS:??

Net Income (not including bonus): ?$8500.00??
Mortgage:? $1800.00
Car loan, insurance, car gas: $900
Electricity, propane, water, trash:? $350.00
Cable/internet/fax:? $150.00
Food: $400
Horse business: $1500.00
Misc expenses: $300.00
Credit cards not paid by Prosper loan: $1000.00
Phone:? paid for by company
----------------------------------------------------
Total monthly expenses:? $6400.00???

IN CLOSING: ? I am honest and hard working, and care very much about my financial integrity.? I just want to get out of debt so I can get on with life with financial freedom.? I also desire to help others in need.? I will pay off my debt ALWAYS on time and in full.? I currently have one propser loan that I have been paying on for 2 1/2 years and have never missed a payment.? That loan will end in 6 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2000	Debt/Income ratio:	41%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,474	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	affluence-cell	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt/Renting First Apartment
Purpose of loan:
This loan will be used to pay off the credit card I have and rent my first apartment at age 27! ???

My financial situation:
I am a good candidate for this loan because I have only made 1 late payment in my life 5 years ago.? I have always paid every bill on time

Monthly net income: $ 1844

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 97
??Car expenses: $ 290
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2002	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,155	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	aggresive-greenback	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to buy goods for business
Purpose of loan:
This loan will be used to purchase dry chilies from China.?We already have a purchase order from a company in New Jersey?but it is bigger than we have expected. That is why I need the money, to?increase the amount that we regularly purchase.?We have been doing this business since august 2007 and we have been waiting for this opportunity in order to increase our sales.

My financial situation:

I am a good candidate for this loan because I already have the purchase order from a well know company?and I have?been selling?these goods for more than 2 years. The supplier agreed to collect the money once the container is in a?US port, but I will have to pay before I can receive them.?As soon as I complete my sale, 21 days, I will expect a profit of around 7.000 after I pay the broker and duties.?

Monthly net income: $ 7.000

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 150
??Car expenses: $ 500?
??Utilities: $?80
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1999	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,919	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	NewRestaurant	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Restaurant Capital Needed
Purpose of loan:
This loan will be used to finance the start-up of a New England style seafood restaurant in Florida.? In 2001, I?formed a?partnership with my best friend?with the same type and style restaurant.? We successfully ran the business for 8 years before selling.? When we ran the restaurant, we?would have 2-3 hour waiting lines on Friday, Saturday, and Sundays...A 3 hour wait to get into a 100 seat restaurant.? Absolutely because we gave the people?great service &?lots of fresh seafood- not found in the city...Fresh, Homestyle cooked food at a reasonable price.? Our concept was different- you always received everything in one price:?your beverage, "chowder", soup, or salad,?choice of entree and dessert.? By controlling food costs and the enthusiasm of the patrons to think they get everything without additional costs was overwhelming for such a small restaurant.

Why did we sell if it was so successful?? We both were in our early 20's when we opened and after 8 years decided to get married, part ways,?think we were going to take on the world.? So it was time for the business partnership to end.??Our families?have remained great friends and we are both tired of working for corporate america and spinning our wheels financially and putting all our energy for someone else.? In addition, the corporate world didnt prove to be so successful with financial gain and add in a few expensive?children...?

We are using of our own?savings but would like to have this additional loan to place in the back-up fund.??? After 10 years...people still request us to re-open.? If you know Zephyrhills, FL it?goes from 40k year round people to about a 150k "snow-birds" from the north who love New England style seafood.? With financial assistance, we will make it happen.

Please email me and I can provide further details about the?business plan?or information about myself.? I know the rating isnt to great but I can guarantee everyone will be paid back... that is why Im starting with 7500.00 to earn the trust and business of the Prosper community.? I have a good amount of money in a 401k which will guarantee this loan to be paid back.? I hope you will consider even a small amount to assist with funding this loan.

My financial situation:
I am a good candidate for this loan because I am a straightforward man, true to my word, have a proven track of paying my debts and a?record for success with the restaurant business.?

Monthly net income: $ 5000.00

Monthly expenses: $
??Housing: $500.00?
??Insurance: $
??Car expenses: $?paid off?
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.18%	Starting borrower rate/APR:	30.18% / 34.21%	Starting monthly payment:	$42.55

Auction yield range:	11.23% - 29.18%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1963	Debt/Income ratio:	122%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	19y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,646	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kindness-keeper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Oldest Grandchild w/ College
Purpose of loan:
This loan will be used to help my oldest grandaughter with added college expenses, ie. books, supplies, etc.

My financial situation:
I am a good candidate for this loan because I have never been late or had any delinquent payments.???I have a?solid credit history and I take my finances seriously.? In addition, I have had a good solid job as a registered nurse and I also currently ?teach classes to certify LPN's.? I have been in my home for the past 40 years, and I own my home free and clear of any mortgage.? I live out in the country on our family farm, and I also own several thousand acres of farmland.??

I would like to take a loan out with Prosper to help my oldest grandaughter with her college expenses.? She is the first grandaughter to attend college, and I am very proud of her as she has worked very hard.? She would like to become a physical therapist, and she is needing some assistance with some extra expenses with school, books, supplies,?etc.

I plan on ?having my payments taken out autopayment from my checking account each month.??? There will never be a late payment on this Prosper loan.? My overall? record should be proof of my payment history.?

Thank you Prosper for helping me help my grandaughter.?

Monthly net income: $ 2800

Monthly expenses: $ 1170
??Housing: $ 0? No?Mortgage?Payment
??Insurance: $ 40
??Car expenses: $200
??Utilities: $?55
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 650
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$164.83

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	18%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,655	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	NoVALending	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transitional expenses for my move
Purpose of loan:
This loan will be used to help me with transition expenses while moving from my house to an apartment.? I decided that I wanted to move closer to work, and have completed the move.? I still own my house and already have tenants renting with a?year lease.? During the transition, I put approximately 2,000 on my credit card to provide move-in fees for the apartment as well as prepare the house for tenants.? Rather than let the expenses stay on the credit card, I am a big fan of consolidating.? I will also use the rest of the loan to buy bedroom furniture for my new place, as well as re-invest?a small portion back into Prosper.? I am also a lender in Prosper, and hold over 50 notes.

My financial situation:
I am a good candidate for this loan because?my finances are stable, I?have a?solid job as a network operations manager, and have plenty of ?capital backing, as I own a house and a condo.? I just don't want to have anything sitting on my credit card, and I also want to experience the borrowing side of Prosper to know more about the process.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,148.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$142.40

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2005	Debt/Income ratio:	72%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,840	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-beeper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan: I attend Sacramento State University and this loan, if accepted, will be used in helping me pay for my college tuition ($2,488) as well as parking fees ($160) and text books ($500). I receive financial aid through my school but due to problems with paperwork, i wont be awarded this money till the first week of october; which mean i wouldn't even receive it until the second or possibly even third week of Oct. My school tuition is normally due by the 11th of September but my financial aid counselor is extending my deferment through the 24th. I have till then to come up with the money to pay for this or i will be dropped from all courses and be force to start paying off prior school loans. I only need this money temporarily until i receive the money from the school. I would be paying this loan off within the next two months because it should take no longer than that to get the money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	4.23% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	65%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$39,091	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cjw1970	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008) 720-740 (Feb-2008)
Principal balance:	$11,501.65	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Lower Our Interest Rate

Please Help Me Stay with Prosper

In May of 2008, I was fortunate enough to gain the support of Prosper Lenders to help me transfer an $18,000 credit card balance from Citibank to Prosper.? Although my rate only went down to 23% from 29%, I was more than thrilled to be paying interest to individuals rather than Citibank.? Over the past fourteen months, I have proudly upheld my commitment and made each payment on time and in full.? As a result, I have paid down my loan from $18,000 to $12,000.

I am now in a position to pay off the full balance of $12,000 immediately.? However, if I can obtain a reasonable rate (under 10%), then I'd prefer to continue paying monthly in order to keep my $12,000 in cash reserves for emergency purposes.

Thanks in advance for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,855	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	wise-charming-p2ploan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate my credit card debt into one loan.

My financial situation:
I am a good candidate for this loan because? I have a solid credit history reflecting the responsible way in which I manage my finances (740-760 Fico).?I currently have a 4.25% interest rate on my home so the debt service is very low but my? credit card rate is very high. I am a loan officer for a? mortgage company and work for them as an independent contractor. I receive 1099s at the?end of the year and would be happy to furnish tax returns to prove my income. I? am a certified mortgage planing specialist with the Certified Mortgage Planning Specialist Institute - www.cmpsinstitute.org.
Information in the Description is not verified.